MOUNTAIN LANDSCAPE


                                                     Annual Report June 30, 2002

Oppenheimer
GOLD & SPECIAL MINERALS FUND




                                                               [GRAPHIC OMITTED]
                                             OPPENHEIMERFUNDS[REGISTRATION MARK]
                                                         The Right Way to Invest

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--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

FUND OBJECTIVE
Oppenheimer Gold & Special Minerals Fund seeks capital appreciation.

[BEGIN SIDEBAR]

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

11  FINANCIAL
    STATEMENTS

30  INDEPENDENT
    AUDITORS' REPORT

31  Federal
    Income Tax
    Information

32  Trustees and Officers

40  Privacy Policy Notice

[END SIDEBAR]


AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 6/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   41.56%       33.42%
---------------------------------
Class B   40.46        35.46
---------------------------------
Class C   40.46        39.46
---------------------------------
Class N   40.97        39.97
---------------------------------

  SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 *SEE NOTES PAGE 10 FOR FURTHER DETAILS.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


[PHOTO OMITTED]
JOHN V. MURPHY

JOHN V. MURPHY
President
Oppenheimer
Gold & Special Minerals Fund

DEAR SHAREHOLDER,

Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.

   In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrongdoing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.

   The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one


1 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced professionals with the skills, experience and resources necessary to make informed investment decisions.

   Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ SIGNATURE
John V. Murphy
July 22, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------
[BEGIN SIDEBAR]
PORTFOLIO MANAGER
Shanquan Li
[END SIDEBAR]

Q
HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE ONE-YEAR PERIOD THAT ENDED JUNE 30, 2002?
A. The Fund delivered strong performance during the period, providing investors with an effective hedge against losses in other areas of the stock market. While our conservative investment philosophy caused performance to lag behind some of the Fund's peers, our approach still enabled investors to participate effectively in the gold market's powerful rally.(1) At the same time, we believe our strategy avoided some of the risks and volatility implicit in the market for gold and special minerals.

WHAT MADE THIS SUCH A POSITIVE PERIOD FOR GOLD?
Gold has traditionally served as a refuge for investors in uncertain economic and political environments. During the recent period, several key factors contributed to an environment of heightened uncertainty, resulting in sharply higher prices for gold stocks. First, a number of geopolitical developments-- including the U.S.-led war on terrorism, conflict in the Middle East and tensions along the India-Pakistan border--raised concerns regarding the stability and security of various markets around the world and in the United States. Second, the weakening of the U.S. dollar compared to other global currencies prompted some investors to seek alternative safe havens for capital, such as gold. Third, accounting scandals and sharp declines in various areas of the stock market gave rise to additional interest in alternative investments. In addition, on a more positive note, the prospects of an imminent economic recovery in the U.S. economy in 2002 encouraged many to anticipate rising demand for gold and a variety of other special minerals as industrial commodities.


1. The Fund's performance is compared to the average of the total return of the 39 funds in the Lipper Gold Oriented Fund category, 56.89%, for the one-year period ended 6/30/02.

3 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]

GOLD HAS TRADITIONALLY SERVED AS A REFUGE FOR INVESTORS IN UNCERTAIN ECONOMIC AND POLITICAL ENVIRONMENTS.

[END SIDEBAR]

   These various factors caused gold prices to rise from under $270 per ounce in mid-2001 to over $320 per ounce by mid-2002. Stocks of gold producers rose sharply in response to prospects of increased profitability. The greatest beneficiaries were smaller, more speculative companies, but virtually all gold mining and production companies enjoyed rising share prices through most of the period.

HOW DID THE FUND RESPOND TO THESE CONDITIONS DURING THE PAST TWELVE MONTHS? Gold-related securities remained the Fund's primary focus, accounting for roughly 87% of assets under investment by the end of the period. Among gold stocks, we generally maintained our focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. (Holding Co.) and Barrick Gold Corp. In light of rising gold prices, however, we also added to the Fund's holdings among small-to-intermediate gold producers with good reserves and solid financial resources, such as Goldcorp, Inc., and Agnico-Eagle Mines Ltd. We believed such companies were well positioned to achieve significant levels of profitability if gold prices remained over $300 per ounce for a meaningful period of time.(2)

   In the special minerals sector, where the balance of the Fund's portfolio was allocated, we concentrated on platinum and palladium producers with a history of high earnings growth, such as Impala Platinum Holdings Ltd. Because the performance of such companies is largely driven by industrial demand for platinum and palladium, they benefited from prospects of renewed U.S. economic growth. Although we remained cautious with regard to most other special minerals, in anticipation of


2. The Fund's holdings and allocations are subject to change.


4 OPPENHEIMER GOLD & SPECIAL MINERALS FUND rising demand, we also added to the Fund's holdings among major aluminum producers with solid fundamentals.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Events during the recent period illustrate the importance for well-diversified investors to maintain a long-term exposure to gold and special minerals. Since the value of gold is often driven by unpredictable events, it is exceptionally difficult for investors to profitably time their entry into and exit from this market. Yet the fact remains that, historically, when other segments of the market have been most vulnerable, gold has generally been seen as an attractive alternative. By consistently allocating a modest portion of their portfolios in the Fund, investors provide themselves with a hedge against the uncertainties of rapidly changing political and economic environments.

   Looking ahead, we see strong fundamentals in the market for gold. If prices remain over $300 per ounce--a likely prospect in light of current conditions--we expect many producers to begin showing significant increases in earnings and revenues during the second half of 2002. We also see continuing investment opportunities among platinum and palladium producers. Only a handful of major companies worldwide supply the growing market for these metals, and few reserves are held above ground. If U.S. economic growth continues to rebound during the second half of 2002, as many observers predict, these companies will be well-positioned to benefit.

   As events unfold, we believe our conservative, disciplined investment approach will help us continue to identify the firms best positioned to survive and thrive. That's why Oppenheimer Gold & Special Minerals Fund remains part of THE RIGHT WAY TO INVEST.

[BEGIN SIDEBAR]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
FOR THE PERIODS ENDED 6/30/02(3)

Class A
1-Year  5-Year 10-Year
------------------------
33.42%  1.91%  3.02%

Class B        Since
1-Year  5-Year Inception
------------------------
35.46%  1.98%  2.09%

Class C        Since
1-Year  5-Year Inception
------------------------
39.46%  2.35%  2.06%

Class N        Since
1-Year  5-Year Inception
------------------------
39.97%  N/A   37.01%

[END SIDEBAR]


3. See Notes page 10 for further details.


5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

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--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK HOLDINGS(5)
-------------------------------------------------------------
Barrick Gold Corp.                                       5.3%
-------------------------------------------------------------
Goldcorp, Inc.                                           5.1
-------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B              5.0
-------------------------------------------------------------
Newmont Mining Corp. (Holding Co.)                       4.9
-------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                  4.9
-------------------------------------------------------------
Glamis Gold Ltd.                                         4.9
-------------------------------------------------------------
Meridian Gold, Inc.                                      4.7
-------------------------------------------------------------
Placer Dome, Inc.                                        4.6
-------------------------------------------------------------
Harmony Gold Mining Co.                                  4.4
-------------------------------------------------------------
Gold Fields Ltd.                                         4.1
-------------------------------------------------------------


PORTFOLIO ALLOCATION(4)

o Metals & Mining         95.3%
o Cash Equivalents         2.8
o Other                    1.9

4. Portfolio is subject to change. Percentages are as of june 30, 2002, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of june 30, 2002, and are based on net assets.


6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JUNE 30, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended June 30, 2002, the performance of Oppenheimer Gold & Special Minerals Fund benefited from strength in gold prices, driven by increasing global political conflicts, a weakening U.S. dollar, declining equity prices and rising demand for industrial commodities. In this environment, investors turned to gold as a traditional refuge from economic and political uncertainty. The Fund focused primarily on leading gold mining, exploration and development companies with strong balance sheets that were well positioned to share in the market's rise and protected against market declines. We also added to the Fund's holdings among fundamentally sound small-to-intermediate gold producers that were more highly leveraged to rising gold prices. Among special minerals, we concentrated on fast-growing platinum and palladium producers. The Fund's portfolio and our management strategies are subject to change.

   COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class N shares of the Fund held until June 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While Index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index. The Fund's investments are concentrated in one group of industries while the Morgan Stanley Capital International World Index includes companies from different industries with different degrees of volatility and returns.

7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        Morgan Stanley
                      Oppenheimer Gold & Special     Capital International
                        Minerals Fund (Class A)        (MSCI) World Index
                        -----------------------        ------------------
06/30/1992                    $ 9,425.00                 $10,000.00
09/30/1992                      8,772.00                  10,181.00
12/31/1992                      7,931.00                  10,169.00
03/31/1993                      9,338.00                  11,057.00
06/30/1993                     11,041.00                  11,742.00
09/30/1993                     10,010.00                  12,308.00
12/31/1993                     12,834.00                  12,521.00
03/31/1994                     12,672.00                  12,613.00
06/30/1994                     11,952.00                  13,007.00
09/30/1994                     13,626.00                  13,301.00
12/31/1994                     12,068.00                  13,200.00
03/31/1995                     11,643.00                  13,856.00
06/30/1995                     12,195.00                  14,466.00
09/30/1995                     12,520.00                  15,292.00
12/31/1995                     11,886.00                  16,038.00
03/31/1996                     13,531.00                  16,710.00
06/30/1996                     12,858.00                  17,214.00
09/30/1996                     12,740.00                  17,464.00
12/31/1996                     12,612.00                  18,283.00
03/31/1997                     12,175.00                  18,356.00
06/30/1997                     11,546.00                  21,140.00
09/30/1997                     11,747.00                  21,765.00
12/31/1997                      8,586.00                  21,250.00
03/31/1998                      9,509.00                  24,315.00
06/30/1998                      8,056.00                  24,832.00
09/30/1998                      8,577.00                  21,876.00
12/31/1998                      8,475.00                  26,519.00
03/31/1999                      8,365.00                  27,489.00
06/30/1999                      9,025.00                  28,824.00
09/30/1999                     10,701.00                  28,420.00
12/31/1999                      9,780.00                  33,239.00
03/31/2000                      8,359.00                  33,604.00
06/30/2000                      8,228.00                  32,437.00
09/30/2000                      7,845.00                  30,830.00
12/31/2000                      8,302.00                  28,945.00
03/31/2001                      8,053.00                  25,247.00
06/30/2001                      9,512.00                  25,948.00
09/30/2001                      9,406.00                  22,237.00
12/31/2001                      9,940.00                  24,163.00
03/31/2002                     12,851.00                  24,313.00
06/30/2002                     13,465.00                  22,084.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 6/30/02(1)
1-YEAR  33.42%     5-YEAR   1.91%    10-YEAR   3.02%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        Morgan Stanley
                      Oppenheimer Gold & Special     Capital International
                        Minerals Fund (Class B)        (MSCI) World Index
                        -----------------------        ------------------
11/01/1995                    $10,000.00                  $10,000.00
12/31/1995                     10,615.00                   10,654.00
03/31/1996                     12,049.00                   11,100.00
06/30/1996                     11,425.00                   11,434.00
09/30/1996                     11,296.00                   11,600.00
12/31/1996                     11,158.00                   12,145.00
03/31/1997                     10,753.00                   12,193.00
06/30/1997                     10,170.00                   14,042.00
09/30/1997                     10,332.00                   14,457.00
12/31/1997                      7,547.00                   14,115.00
03/31/1998                      8,340.00                   16,152.00
06/30/1998                      7,045.00                   16,495.00
09/30/1998                      7,490.00                   14,531.00
12/31/1998                      7,377.00                   17,615.00
03/31/1999                      7,271.00                   18,259.00
06/30/1999                      7,830.00                   19,146.00
09/30/1999                      9,271.00                   18,878.00
12/31/1999                      8,455.00                   22,079.00
03/31/2000                      7,208.00                   22,322.00
06/30/2000                      7,085.00                   21,546.00
09/30/2000                      6,740.00                   20,479.00
12/31/2000                      7,127.00                   19,227.00
03/31/2001                      6,893.00                   16,771.00
06/30/2001                      8,130.00                   17,236.00
09/30/2001                      8,030.00                   14,771.00
12/31/2001                      8,474.00                   16,050.00
03/31/2002                     10,955.00                   16,150.00
06/30/2002                     11,479.00                   14,670.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 6/30/02(1)
1-YEAR   35.46%     5-YEAR    1.98%    SINCE INCEPTION    2.09%


8 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        Morgan Stanley
                      Oppenheimer Gold & Special     Capital International
                        Minerals Fund (Class C)        (MSCI) World Index
                        -----------------------        ------------------
11/01/1995                    $10,000.00                  $10,000.00
12/31/1995                     10,615.00                   10,654.00
03/31/1996                     12,057.00                   11,100.00
06/30/1996                     11,441.00                   11,434.00
09/30/1996                     11,312.00                   11,600.00
12/31/1996                     11,174.00                   12,145.00
03/31/1997                     10,769.00                   12,193.00
06/30/1997                     10,194.00                   14,042.00
09/30/1997                     10,348.00                   14,457.00
12/31/1997                      7,555.00                   14,115.00
03/31/1998                      8,348.00                   16,152.00
06/30/1998                      7,061.00                   16,495.00
09/30/1998                      7,506.00                   14,531.00
12/31/1998                      7,401.00                   17,615.00
03/31/1999                      7,287.00                   18,259.00
06/30/1999                      7,846.00                   19,146.00
09/30/1999                      9,296.00                   18,878.00
12/31/1999                      8,478.00                   22,079.00
03/31/2000                      7,231.00                   22,322.00
06/30/2000                      7,107.00                   21,546.00
09/30/2000                      6,763.00                   20,479.00
12/31/2000                      7,140.00                   19,227.00
03/31/2001                      6,914.00                   16,771.00
06/30/2001                      8,153.00                   17,236.00
09/30/2001                      8,044.00                   14,771.00
12/31/2001                      8,482.00                   16,050.00
03/31/2002                     10,945.00                   16,150.00
06/30/2002                     11,452.00                   14,670.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 6/30/02(1)
1-YEAR   39.46%    5-YEAR    2.35%     SINCE INCEPTION    2.06%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        Morgan Stanley
                      Oppenheimer Gold & Special     Capital International
                        Minerals Fund (Class N)        (MSCI) World Index
                        -----------------------        ------------------
03/01/2001                    $10,000.00                 $10,000.00
03/31/2001                      9,199.00                   9,345.00
06/30/2001                     10,856.00                   9,604.00
09/30/2001                     10,724.00                   8,231.00
12/31/2001                     11,303.00                   8,944.00
03/31/2002                     14,626.00                   8,999.00
06/30/2002                     15,204.00                   8,174.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 6/30/02(1)
1-YEAR  39.97%             SINCE INCEPTION  37.01%

1. See Notes page 10 for further details.

THE PERFORMANCE INFORMATION FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IN THE GRAPHS BEGIN ON 6/30/92 FOR CLASS A, 10/31/95 FOR CLASS B AND CLASS C, AND 2/28/01 FOR CLASS N SHARES.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
================================================================================
 COMMON STOCKS--99.8%
--------------------------------------------------------------------------------
 INDUSTRIALS--1.1%
--------------------------------------------------------------------------------
 BUILDING PRODUCTS--1.1%
 Intermet Corp.                                        180,000   $  1,933,200
--------------------------------------------------------------------------------
 MATERIALS--97.8%
--------------------------------------------------------------------------------
 METALS & MINING--97.8%
 Agnico-Eagle Mines Ltd.                               580,000      8,427,905
--------------------------------------------------------------------------------
 Anglo American Platinum Corp. Ltd.                    140,600      5,523,084
--------------------------------------------------------------------------------
 AngloGold Ltd.                                         61,500      3,268,865
--------------------------------------------------------------------------------
 AngloGold Ltd., CUFS                                  337,240      1,893,265
--------------------------------------------------------------------------------
 AngloGold Ltd., Sponsored ADR                         244,007      6,363,703
--------------------------------------------------------------------------------
 Aquarius Platinum Ltd.                                100,300        567,026
--------------------------------------------------------------------------------
 Ashanti Goldfields Co. Ltd., Sponsored GDR(1)       1,431,220      7,027,290
--------------------------------------------------------------------------------
 Aur Resources, Inc.(1)                                600,000      1,846,275
--------------------------------------------------------------------------------
 Avgold Ltd.(1)                                      1,330,000      1,032,008
--------------------------------------------------------------------------------
 Barrick Gold Corp.                                    479,000      9,096,210
--------------------------------------------------------------------------------
 Bema Gold Corp.(1)                                  1,205,200      1,600,700
--------------------------------------------------------------------------------
 Brancote Holdings plc(1)                              282,000        857,556
--------------------------------------------------------------------------------
 Cambior, Inc.(1)                                    1,048,900      1,158,624
--------------------------------------------------------------------------------
 Crystallex International Corp.(1)                     402,000        719,580
--------------------------------------------------------------------------------
 Durban Roodepoort Deep Ltd.(1)                        277,047      1,155,213
--------------------------------------------------------------------------------
 Echo Bay Mines Ltd.(1)                              1,300,000      1,495,000
--------------------------------------------------------------------------------
 Eldorado Gold Corp. Ltd.(1)                         1,500,000      1,193,372
--------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)        481,100      8,587,635
--------------------------------------------------------------------------------
 Gabriel Resources Ltd.(1)                             200,000        671,971
--------------------------------------------------------------------------------
 Gencor Ltd.                                           620,000      2,706,111
--------------------------------------------------------------------------------
 Gerdau SA, Preference                              15,700,000        161,379
--------------------------------------------------------------------------------
 Glamis Gold Ltd.(1)                                   950,900      8,359,217
--------------------------------------------------------------------------------
 Gold Fields Ltd.                                      602,147      7,113,628
--------------------------------------------------------------------------------
 Goldcorp, Inc.                                        857,800      8,759,047
--------------------------------------------------------------------------------
 Golden Star Resources Ltd.(1)                         530,000        958,314
--------------------------------------------------------------------------------
 Harmony Gold Mining Co.                               554,600      7,638,526
--------------------------------------------------------------------------------
 High River Gold Mines Ltd.(1)                         598,500        668,979
--------------------------------------------------------------------------------
 IAMGOLD Corp.                                         530,000      2,038,596
--------------------------------------------------------------------------------
 Impala Platinum Holdings Ltd.                         115,500      6,405,713
--------------------------------------------------------------------------------
 Johnson Matthey plc                                   160,900      2,462,409
--------------------------------------------------------------------------------
 Kinross Gold Corp.(1)                               1,268,700      2,836,202
--------------------------------------------------------------------------------
 Lihir Gold Ltd.(1)                                  2,500,000      1,880,690
--------------------------------------------------------------------------------
 Meridian Gold, Inc.(1)                                500,400      8,126,688
--------------------------------------------------------------------------------
 Miramar Mining Corp.(1)                             1,000,000      1,078,309
--------------------------------------------------------------------------------
 Newcrest Mining Ltd.                                  708,997      3,017,074


11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 METALS & MINING Continued
 Newmont Mining Corp. (Holding Co.)                    322,915   $  8,502,352
--------------------------------------------------------------------------------
 Normandy NFM Ltd.                                     103,000        954,099
--------------------------------------------------------------------------------
 North American Palladium Ltd.(1)                      362,900      2,099,757
--------------------------------------------------------------------------------
 Northam Platinum Ltd.                                 510,100        823,779
--------------------------------------------------------------------------------
 Pan American Silver Corp.(1)                          160,700      1,200,429
--------------------------------------------------------------------------------
 Pechiney SA                                            39,010      1,781,840
--------------------------------------------------------------------------------
 Phelps Dodge Corp.                                    151,800      6,254,160
--------------------------------------------------------------------------------
 Placer Dome, Inc.                                     710,000      7,959,100
--------------------------------------------------------------------------------
 Repadre Capital Corp.(1)                              341,500      1,773,851
--------------------------------------------------------------------------------
 Rio Narcea Gold Mines Ltd.(1)                         220,000        224,209
--------------------------------------------------------------------------------
 River Gold Mines Ltd.(1)                              211,700        466,300
--------------------------------------------------------------------------------
 Royal Gold, Inc.                                      200,000      2,732,000
--------------------------------------------------------------------------------
 Sons of Gwalia Ltd.                                   653,019      2,217,959
--------------------------------------------------------------------------------
 Trans Hex Group Ltd.                                  145,300        271,292
--------------------------------------------------------------------------------
 TVX Gold, Inc.(1)                                   3,103,100      4,344,340
                                                                 ---------------
                                                                  168,301,631
--------------------------------------------------------------------------------
 UTILITIES--0.9%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.9%
 Teck Cominco Ltd., Cl. B                              160,000      1,446,513
                                                                 ---------------
 Total Common Stocks (Cost $142,391,107)                          171,681,344

                                                         UNITS
================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 Goldcorp, Inc. Wts., Exp. 4/30/07(1) (Cost $0)          7,500         48,750

                                                     PRINCIPAL
                                                        AMOUNT
================================================================================
 REPURCHASE AGREEMENTS--2.9%
 Repurchase agreement with Zion
 Bank/Capital Markets Group, 1.87%, dated
 6/28/02, to be repurchased at $4,928,768
 on 7/1/02, collateralized by U.S.
 Treasury Nts., 6.50%, 10/15/06, with a
 value of $4,898,174 and U.S. Treasury
 Bills, 9/5/02, with a value of $136,561
 (Cost $4,928,000)                                  $4,928,000      4,928,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $147,319,107)         102.7%   176,658,094
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                    (2.7)    (4,623,532)
                                                         -----------------------
 NET ASSETS                                              100.0%  $172,034,562
                                                         =======================


12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION           MARKET VALUE         PERCENT
---------------------------------------------------------------------
 Canada                                 $ 76,383,658            43.2%
 South Africa                             49,329,212            27.9
 United States                            34,432,347            19.5
 Australia                                10,530,113             6.0
 Great Britain                             3,319,965             1.9
 France                                    1,781,840             1.0
 China                                       719,580             0.4
 Brazil                                      161,379             0.1
                                        -----------------------------
 Total                                  $176,658,094           100.0%
                                        =============================


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002
--------------------------------------------------------------------------------

================================================================================
 ASSETS

 Investments, at value (cost $147,319,107)--
 see accompanying statement                                      $176,658,094
--------------------------------------------------------------------------------
 Cash                                                                  47,513
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                    251
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   2,835,639
 Shares of beneficial interest sold                                 1,008,907
 Interest and dividends                                                44,721
 Other                                                                  2,581
                                                               ----------------
 Total assets                                                     180,597,706

================================================================================
 LIABILITIES
 Unrealized depreciation on foreign currency contracts                    957
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                              5,858,290
 Shares of beneficial interest redeemed                             2,428,101
 Shareholder reports                                                   98,749
 Distribution and service plan fees                                    97,296
 Transfer and shareholder servicing agent fees                         35,772
 Trustees' compensation                                                22,992
 Other                                                                 20,987
                                                               ----------------
 Total liabilities                                                  8,563,144

================================================================================
 NET ASSETS                                                      $172,034,562
                                                               ================

================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                 $160,512,079
--------------------------------------------------------------------------------
 Overdistributed net investment income                             (4,106,959)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                    (13,719,049)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies       29,348,491
                                                               ----------------
 NET ASSETS                                                      $172,034,562
                                                               ================






14 OPPENHEIMER GOLD & SPECIAL MINERALS FUND


============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $117,793,935 and 8,808,974 shares of beneficial interest outstanding)                $13.37
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                             $14.19
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,584,572
 and 2,791,680 shares of beneficial interest outstanding)                             $13.10
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,525,953
 and 1,336,953 shares of beneficial interest outstanding)                             $13.11
--------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $130,102 and
 9,772 shares of beneficial interest outstanding)                                     $13.31


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


15 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $68,403)          $ 1,914,123
--------------------------------------------------------------------------------
 Interest                                                              52,156
                                                                  --------------
 Total investment income                                            1,966,279
================================================================================
 EXPENSES
 Management fees                                                      828,649
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              177,506
 Class B                                                              230,757
 Class C                                                              110,618
 Class N                                                                  173
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              244,696
 Class B                                                               73,776
 Class C                                                               35,379
 Class N                                                                  100
--------------------------------------------------------------------------------
 Shareholder reports                                                  116,810
--------------------------------------------------------------------------------
 Custodian fees and expenses                                           20,827
--------------------------------------------------------------------------------
 Other                                                                 26,517
                                                                  --------------
 Total expenses                                                     1,865,808
 Less reduction to custodian expenses                                    (592)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees -- Class A, B, C and N                                     (1,569)
                                                                  --------------
 Net expenses                                                       1,863,647


================================================================================
 NET INVESTMENT INCOME                                                102,632

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                        7,441,257
 Foreign currency transactions                                     (3,590,844)
                                                                  --------------
 Net realized gain                                                  3,850,413
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                       28,013,219
 Translation of assets and liabilities denominated in
 foreign currencies                                                 3,350,494
                                                                  --------------
 Net change                                                        31,363,713
                                                                  --------------
 Net realized and unrealized gain                                  35,214,126

================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $35,316,758
                                                                  ==============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


16 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED JUNE 30,                                         2002          2001
================================================================================
 OPERATIONS
 Net investment income                               $    102,632  $  1,197,915
--------------------------------------------------------------------------------
 Net realized gain                                      3,850,413     4,409,891
--------------------------------------------------------------------------------
 Net change in unrealized appreciation                 31,363,713     5,490,279
                                                     ---------------------------
 Net increase in net assets resulting from operations  35,316,758    11,098,085

================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                               (2,919,810)   (1,403,871)
 Class B                                                 (757,411)     (231,348)
 Class C                                                 (375,330)     (130,855)
 Class N                                                     (117)           --

================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                               38,946,250   (10,137,324)
 Class B                                               12,864,587    (1,141,631)
 Class C                                                6,206,870     1,090,692
 Class N                                                  123,549         1,000

================================================================================
 NET ASSETS
 Total increase (decrease)                             89,405,346      (855,252)
--------------------------------------------------------------------------------
 Beginning of period                                   82,629,216    83,484,468
                                                     ---------------------------
 End of period (including overdistributed net
 investment income of $4,106,959 and $882,970,
 respectively)                                       $172,034,562  $ 82,629,216
                                                     ===========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


17 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS


 CLASS A        YEAR ENDED JUNE 30,                  2002      2001      2000      1999      1998
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.91     $8.80     $9.85     $8.81    $12.68
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                                .19       .14       .06       .06       .04
 Net realized and unrealized gain (loss)             3.74      1.20      (.91)     1.00     (3.87)
                                                  -------------------------------------------------
 Total from investment operations                    3.93      1.34      (.85)     1.06     (3.83)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.47)     (.23)     (.20)     (.02)     (.04)
                                                  -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.47)     (.23)     (.20)     (.02)     (.04)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.37     $9.91     $8.80     $9.85    $ 8.81
                                                  =================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                41.56%    15.60%    (8.83)%   12.03%   (30.23)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)        $117,794   $57,294   $61,298   $78,514  $ 78,458
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 76,482   $54,347   $72,512   $78,932  $102,501
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                               0.34%     1.82%     0.66%     0.62%     0.32%
 Expenses                                            1.45%     1.34%     1.41%     1.62%     1.43%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%       36%       45%       65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




18 OPPENHEIMER GOLD & SPECIAL MINERALS FUND



 CLASS B        YEAR ENDED JUNE 30,                  2002      2001      2000      1999      1998
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.73     $8.63     $9.67     $8.70    $12.56
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         .16       .09       .01        --      (.01)
 Net realized and unrealized gain (loss)             3.62      1.16      (.92)      .97     (3.85)
                                                   ------------------------------------------------
 Total from investment operations                    3.78      1.25      (.91)      .97     (3.86)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.41)     (.15)     (.13)       --     --
                                                   ------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.41)     (.15)     (.13)       --     --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.10     $9.73     $8.63     $9.67    $ 8.70
                                                   ================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                40.46%    14.76%    (9.52)%   11.15%   (30.73)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)         $36,585   $16,990   $15,907   $14,528   $10,681
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $23,133   $14,554   $16,624   $12,369   $10,150
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                       (0.51)%    0.98%    (0.17)%   (0.22)%   (0.41)%
 Expenses                                            2.22%     2.11%     2.19%     2.41%     2.21%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%       36%       45%       65%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 CLASS C        YEAR ENDED JUNE 30,                  2002      2001      2000      1999      1998
===================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $ 9.74     $8.66     $9.69     $8.72    $12.59
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         .15       .13       .01      (.02)     (.01)
 Net realized and unrealized gain (loss)             3.63      1.12      (.91)      .99     (3.86)
                                                   ------------------------------------------------
 Total from investment operations                    3.78      1.25      (.90)      .97     (3.87)
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.41)     (.17)     (.13)       --        --
                                                   ------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.41)     (.17)     (.13)       --        --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.11     $9.74     $8.66     $9.69    $ 8.72
                                                   ================================================

===================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                40.46%    14.71%    (9.42)%   11.12%   (30.74)%

===================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)         $17,526    $8,344    $6,279    $5,900    $5,271
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $11,090    $6,714    $6,579    $5,276    $4,215
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                       (0.38)%    1.01%    (0.13)%   (0.22)%   (0.41)%
 Expenses                                            2.22%     2.11%     2.19%     2.40%     2.20%(3)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               60%       25%       36%       45%       65%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



20 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 CLASS N        YEAR ENDED JUNE 30,                    2002      2001(1)
=======================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $ 9.89     $9.11
-----------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           .47      (.06)
 Net realized and unrealized gain                      3.40       .84
                                                     ------------------
 Total from investment operations                      3.87       .78
-----------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.45)     --
                                                     ------------------
 Total dividends and/or distributions
 to shareholders                                       (.45)     --
-----------------------------------------------------------------------
 Net asset value, end of period                      $13.31     $9.89
                                                     ==================

=======================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                  40.97%     8.56%

=======================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)              $130        $1
-----------------------------------------------------------------------
 Average net assets (in thousands)                     $ 34        $1
-----------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                          1.87%    (2.09)%
 Expenses                                              1.69%     1.11%
-----------------------------------------------------------------------
 Portfolio turnover rate                                 60%       25%



1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


21 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


22 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    As of June 30, 2002, the Fund had approximately $1,706,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

 As of June 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                            EXPIRING
                            ------------------------
                            2006        $  1,806,412
                            2007           9,596,997
                                        ------------
                            Total       $ 11,403,409
                                        ============

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 2002, the Fund's projected benefit obligations were increased by $1,676 and payments of $5,105 were made to retired trustees, resulting in an accumulated liability of $22,385 as of June 30, 2002.


23 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2002, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $726,047. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended June 30, 2002 and June 30, 2001 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                        JUNE 30, 2002     JUNE 30, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $4,052,668        $1,766,074
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                           ----------------------------
                 Total                     $4,052,668        $1,766,074
                                           ============================


24 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income    $(4,106,959)
                 Accumulated net realized loss            (13,719,049)
                 Net unrealized appreciation               29,348,491
                                                          ------------
                 Total                                    $11,522,483
                                                          ============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                            YEAR ENDED JUNE 30, 2002    YEAR ENDED JUNE 30, 2001(1)
                                SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------
 CLASS A
 Sold                        8,322,140  $100,331,213      5,224,865   $ 46,633,517
 Dividends and/or
 distributions reinvested      267,270     2,541,740        143,540      1,222,967
 Redeemed                   (5,561,982)  (63,926,703)    (6,553,595)   (57,993,808)
                            ------------------------------------------------------
 Net increase (decrease)     3,027,428   $38,946,250     (1,185,190)  $(10,137,324)
                            ======================================================

-----------------------------------------------------------------------------------
 CLASS B
 Sold                        3,660,475  $ 41,852,656      4,414,845   $ 37,812,588
 Dividends and/or
 distributions reinvested       62,421       584,267         22,064        185,343
 Redeemed                   (2,677,452)  (29,572,336)    (4,534,066)   (39,139,562)
                            ------------------------------------------------------
 Net increase (decrease)     1,045,444  $ 12,864,587        (97,157)  $ (1,141,631)
                            ======================================================

-----------------------------------------------------------------------------------
 CLASS C
 Sold                        1,579,176  $ 19,362,036      2,747,064   $ 24,085,687
 Dividends and/or
 distributions reinvested       33,318       311,857         12,914        108,479
 Redeemed                   (1,132,516)  (13,467,023)    (2,628,500)   (23,103,474)
                            ------------------------------------------------------
 Net increase                  479,978  $  6,206,870        131,478   $  1,090,692
                            ======================================================

-----------------------------------------------------------------------------------
 CLASS N
 Sold                           28,371  $    370,114         109.76   $      1,000
 Dividends and/or
 distributions reinvested            7            67             --             --
 Redeemed                      (18,716)     (246,632)            --             --
                            ------------------------------------------------------
 Net increase                    9,662  $    123,549         109.76   $      1,000
                            ======================================================


 1. For the year ended June 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares.

================================================================================
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2002, was $121,963,115 and $65,733,553, respectively.

 As of June 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $153,763,822 was composed of:

            Gross unrealized appreciation    $32,735,003
            Gross unrealized depreciation     (9,840,731)
                                             -----------
            Net unrealized appreciation      $22,894,272
                                             ===========




26 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

    The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTION WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended June 30, 2002 was an annualized rate of 0.75%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 AGGREGATE         CLASS A     CONCESSIONS     CONCESSIONS     CONCESSIONS       CONCESSIONS
                 FRONT-END       FRONT-END      ON CLASS A      ON CLASS B      ON CLASS C        ON CLASS N
             SALES CHARGES   SALES CHARGES          SHARES          SHARES          SHARES            SHARES
                ON CLASS A     RETAINED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY       ADVANCED BY
 YEAR ENDED         SHARES     DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------
 June 30, 2002    $378,792         $91,895         $18,805        $527,097        $120,818            $3,208


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                               CLASS A        CLASS B        CLASS C         CLASS N
                            CONTINGENT     CONTINGENT     CONTINGENT      CONTINGENT
                              DEFERRED       DEFERRED       DEFERRED        DEFERRED
                         SALES CHARGES  SALES CHARGES  SALES CHARGES   SALES CHARGES
                           RETAINED BY    RETAINED BY    RETAINED BY     RETAINED BY
 YEAR ENDED                DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------
 June 30, 2002                     $--       $103,742        $23,927             $--



27 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended June 30, 2002, payments under the Class A Plan totaled $177,506, all of which were paid by the Distributor to recipients, and included $5,047 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended June 30, 2002, were as follows:

                                                                          DISTRIBUTOR'S
                                                           DISTRIBUTOR'S      AGGREGATE
                                                               AGGREGATE   UNREIMBURSED
                                                            UNREIMBURSED  EXPENSES AS %
                          TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                              UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
----------------------------------------------------------------------------------------
 Class B Plan                   $230,757         $188,453     $1,261,211           3.45%
 Class C Plan                    110,618           44,544        317,690           1.81
 Class N Plan                        173              173          5,414           4.16

================================================================================
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.



28 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

 As of June 30, 2002, the Fund had outstanding foreign currency contracts as follows:


                                            CONTRACT       VALUATION
                             EXPIRATION       AMOUNT           AS OF    UNREALIZED     UNREALIZED
 CONTRACT DESCRIPTION             DATES       (000S)   JUNE 30, 2002  APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)    7/1/02           88GBP     $134,090          $  9           $ --
 South African Rand (ZAR)        7/1/02          387ZAR       37,491           242             --
                                                                             --------------------
                                                                               251             --
                                                                             --------------------
 CONTRACTS TO SELL
 South African Rand (ZAR) 7/1/02-7/2/02        2,031ZAR      197,010            --            957
                                                                             --------------------
 Total Unrealized Appreciation and Depreciation                               $251           $957
                                                                             ====================


================================================================================
 6. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

 The Fund had no borrowings outstanding during the year ended or at June 30, 2002.


29 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER GOLD & SPECIAL MINERALS FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 July 22, 2002


30 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

================================================================================
 In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends of $0.4687, $0.4050, $0.4076 and $0.4503 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 12, 2001, all of which was designated as "ordinary income" for federal income tax purposes.

    Dividends paid by the Fund during the fiscal year ended June 30, 2002 which are not designated as capital gain distributions should be multiplied by 12.88% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



31 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

============================================================================================================
TRUSTEES AND OFFICERS        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                             John V. Murphy, President and Trustee
                             Robert G. Galli, Trustee
                             Phillip A. Griffiths, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Clayton K. Yeutter, Trustee
                             Shanquan Li, Vice President
                             Robert G. Zack, Secretary
                             Brian W. Wixted, Treasurer
                             Katherine P. Feld, Assistant Secretary
                             Kathleen T. Ives, Assistant Secretary
                             Denis R. Molleur, Assistant Secretary
=============================================================================================================
NAME, ADDRESS,(1) AGE,       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
POSITION(S) HELD WITH FUND   TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE
AND LENGTH OF TIME SERVED(2)

LEON LEVY,                   General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982)
Chairman of the Board of     and Chairman of the Board of Avatar Holdings, Inc. (real estate development)
Trustees (since 1983)        (since 1981).
Age: 76

DONALD W. SPIRO,             Formerly he held the following positions: Chairman Emeritus (until August 1999),
Vice Chairman of the         Chairman (November 1987 - January 1991) and a director (January 1969 - August
Board of Trustees            1999) of the Manager; President and Director of OppenheimerFunds Distributor,
(since 1985) Age: 76         Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 -
                             January 1992).

JOHN V. MURPHY,(3)             Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee        (since September 2000) of OppenheimerFunds, Inc. (the "Manager"); President and
(since 2001) Age: 52         a trustee of other Oppenheimer funds; President and a director (since July 2001)
                             of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of
                             Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the
                             Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc.
                             and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the
                             Manager; President and a director (since July 2001) of OppenheimerFunds Legacy
                             Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                             Asset Management, Inc. and Centennial Asset Management Corporation (since
                             November 2001), HarbourView Asset Management Corporation and OFI Private
                             Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset

1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, Colorado 80112-3924, except the address for the following officers is 498 Seventh Avenue, New York, New York 10018:  Messrs. Murphy, Zack and Molleur, and Ms. Feld.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.



32 OPPENHEIMER GOLD & SPECIAL MINERALS FUND


JOHN V. MURPHY,              Management, Inc., a director (since November 2001) of Trinity Investment
Continued                    Management Corp., Tremont Advisers, Inc., investment advisory affiliates of the Manager and OppenheimerFunds Distributor, Inc. (since November 2001), the distributor; Executive Vice President (since February 1997) of
                             Massachusetts Mutual Life Insurance Comp parent company; a director (since
                             June 1995) of DBL Acquisition Corporation.

                             Formerly Chief Operating Officer (from September 2000 to June 2001) of the
                             Manager; President and trustee (from November 1999 to November 2001) of MML
                             Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to August 2000) of C.M. Life
                             Insurance Company; President, Chief Executive Officer and director (from
                             September 1999 to August 2000) of MML Bay State Life Insurance Company; a
                             director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia
                             Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp.

ROBERT G. GALLI,             A Trustee or Director of other Oppenheimer funds. Formerly Vice Chairman of the
Trustee (since 1993)         Manager (October 1995 - December 1997).
Age: 68

PHILLIP A. GRIFFITHS,        The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991),
Trustee (since 1999)         director of GSI Lumonics (since 2001) and a member of the National Academy of
Age: 63                      Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                             University, a director of Research Triangle Institute, Raleigh, N.C., and a
                             Professor of Mathematics at Harvard University.

BENJAMIN LIPSTEIN,           Professor Emeritus of Marketing, Stern Graduate School of Business Administration,
Trustee (since 1983)         New York University.
Age: 79

ELIZABETH B. MOYNIHAN,       Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1992)         Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                      National Building Museum; a member of the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL,          A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1983)         Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                      Dominion Energy, Inc. (electric power and oil & gas producer), President and
                             Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                             American Motorists Insurance Company and American Manufacturers Mutual Insurance
                             Company.

EDWARD V. REGAN,             President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)         director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                      and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                             Chairman of Municipal Assistance Corporation for the City of New York, New York
                             State Comptroller and Trustee of New York State and Local Retirement Fund.




33 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------


RUSSELL S. REYNOLDS, JR.,    Chairman of The Directorship Search Group, Inc. (corporate governance consulting
Trustee (since 1989)         and executive recruiting) (since 1993); a life trustee of International House
Age: 70                      (non-profit educational organization), and a trustee of the Greenwich Historical
                             Society (since 1996).

CLAYTON K. YEUTTER,          Of Counsel, Hogan & Hartson (a law firm) (since 1993). Other directorships:
Trustee (since 1991)         Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999).
Age: 71

==============================================================================================================
OFFICERS

SHANQUAN LI,                 Vice President of the Manager (since November 1998); an officer of one portfolio
Vice President (since 1997)  in The OppenheimerFunds complex; formerly Assistant Vice President of the
Age: 47                      Manager (January 1997 - November 1998); prior to joining the Manager in November
                             1995, he was a Senior Quantitative Analyst in the Investment Management Policy
                             Group of Brown Brothers Harriman & Co. February 1991 - October 1995).

ROBERT G. ZACK,              Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)       of the Manager; General Counsel and a director (since November 2001) of
Age: 53                      OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                             (since November 2001) of HarbourView Asset Management Corporation; Vice
                             President and a director (since November 2000) of Oppenheimer Partnership
                             Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                             November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                             Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                             Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                             Centennial Asset Management Corporation; a director (since November 2001) of
                             Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                             (since November 2001) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager; Vice President (since November 2001) of
                             OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                             Acquisition Corp.; an officer of other Oppenheimer funds; formerly Acting
                             General Counsel (November 2001 - February 2002) and Associate General Counsel
                             (May 1981 - October 2001) of the Manager; Assistant Secretary of Shareholder
                             Services, Inc. (May 1985 - November 2001), Shareholder Financial Services, Inc.
                             (November 1989 - November 2001); OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (October 1997 - November 2001). An officer of
                             86 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,             Senior Vice President and Treasurer (since March 1999) of the Manager,
Treasurer (since 1999)       Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Age: 42                      Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                             Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
                             Inc., of OFI Private Investments, Inc. (since March 2000) and of
                             OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since
                             May 2000); Treasurer and Chief Financial Officer (since May 2000) of
                             Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                             Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly
                             Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund
                             Services Division (March 1995 - March 1999). An officer of 86 portfolios in the
                             OppenheimerFunds complex.



34 OPPENHEIMER GOLD & SPECIAL MINERALS FUND


KATHERINE P. FELD,           Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary          President (since June 1990) of OppenheimerFunds Distributor, Inc.; director,
(since 2001) Age: 44         Vice President and Secretary (since June 1999) of Centennial Asset Management
                             Corporation; Vice President (since 1997) Real Asset Management, Inc.; formerly
                             Vice President and Associate Counsel of the Manager (June 1990 - July 1999). An
                             officer of 85 other portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,            Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary          President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since 2001) Age: 36         Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                             Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                             Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                             Assistant Counsel of the Manager (August 1997 - June 1998); Assistant Counsel of
                             the Manager (August 1994 - August 1997). An officer of 85 other portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR,            Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary          Vice President and Associate Counsel of the Manager (September 1991 - July
(since 2001) Age: 44         1999). An office of 82 other portfolios in the OppenheimerFunds complex.





THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).


35 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
OPPENHEIMER GOLD & SPECIAL MINERALS FUND
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 INDEPENDENT AUDITORS      KPMG LLP

================================================================================
 LEGAL COUNSEL             Mayer, Brown, Rowe and Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK,
                           NY 10018.

                           [COPYRIGHT]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



36 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street[REGISTRATION MARK]        Multiple Strategies Fund
                        Small Cap Fund                        Disciplined Allocation Fund
                        Small Cap Value Fund                  Convertible Securities Fund
                        MidCap Fund                           SPECIALTY
                        Main Street[REGISTRATION MARK]        Real Asset Fund[REGISTRATION MARK]
                        Opportunity Fund                      Gold & Special Minerals Fund
                        Growth Fund                           Tremont Market Neutral Fund, LLC(1)
                        Capital Appreciation Fund             Tremont Opportunity Fund, LLC(1)
                        Main Street[REGISTRATION MARK]
                        Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500[REGISTRATION
                        MARK] Index Fund(2)
---------------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on
 May 1, 2002.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



37 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
1.800.CALL OPP PHONELINK
--------------------------------------------------------------------------------

Call 1.800.CALL OPP (225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

WITH PHONELINK YOU CAN:

   (BULLET) Obtain account balances, share price (NAV) and dividends paid

   (BULLET) Verify your most recent transactions

   (BULLET) Buy, redeem or exchange mutual fund shares

   (BULLET) Create custom lists of your accounts, funds or market indices

   (BULLET) Order duplicate statements or Form 1099 DIV

   (BULLET) Obtain market data (closing market information for Dow Jones
            Industrial Average, Nasdaq Composite and S&P 500 Index)

   (BULLET) Speak to a Customer Service Representative(1) by saying "Agent" when prompted

   (BULLET) And more!



QUICK LIST OF PHONELINK COMMANDS

SAY                                     TO:

[ACCOUNT # OR SOCIAL SECURITY # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[FUND NAME, SHARE CLASS]                Get current price/dividend information

BALANCE                                 Hear your balance/list of accounts

HISTORY                                 Hear your most recent transactions

PURCHASE OR BUY                         Buy shares

EXCHANGE                                Exchange shares

LIQUIDATION OR REDEMPTION               Sell shares

DOW JONES OR MARKET INDICES             Hear closing market information
                                        (Dow Jones Industrial Average, NASDAQ
                                        Composite and S&P 500)

CUSTOM LIST                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.


38 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                 This page intentionally left blank.


39 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:

(BULLET) Applications or other forms

(BULLET) When you create a user ID and password for online account access

(BULLET) When you enroll in eDocs Direct

(BULLET) Your transactions with us, our affiliates or others

(BULLET) A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

(BULLET) Account access

(BULLET) Create a user ID and profile

(BULLET) User profile

(BULLET) eDocs Direct, our electronic document delivery service


40 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

(BULLET) All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

(BULLET) Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

(BULLET) You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.


41 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

GET THIS REPORT ONLINE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.

Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OPGSX   Class B: OGMBX   Class C: OGMCX
                Class N: OGMNX
--------------------------------------------------------------------------------




1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO OMITTED]
OPPENHEIMERFUNDS [REGISTRATION MARK]
Distributor, Inc.

RA0410.001.0602    August 29, 2002

    40.97%     8.56%

=======================================================